SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant :    |X|
Filed by a Party other than the Registrant    |_|

Check the appropriate box:
  |_|  Preliminary Proxy Statement          |_|  Confidential, For Use of the Commission Only
  |X| Definitive Proxy Statement                 (as permitted by Rule 14a-6(e)(2))
  |_| Definitive Additional Materials
  |_| Soliciting Material Under Rule 14a-12

                             Shore Bancshares, Inc.
                             ----------------------

                (Name of Registrant as Specified in Its Charter)

                                       N/A
                                       ---
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         |X| No fee required.
         |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies: N/A
         (2) Aggregate number of securities to which transaction applies: N/A
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
         (4) Proposed maximum aggregate value of transaction:  N/A
         (5) Total fee paid:  N/A

         |_| Fee paid previously with preliminary materials:  N/A

         |_| Check box if any part of the fee is offset as provided by Exchange
             Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1) Amount previously paid:
         (2) Form, Schedule or Registration Statement no.:
         (3) Filing Party: (4) Date Filed:

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



To the Stockholders of SHORE BANCSHARES, INC.

     Notice is hereby given that the Annual Meeting of Stockholders of Shore Bancshares, Inc. (the "Company") will be held at the Avalon Theatre, 42 East Dover Street, Easton, Maryland 21601 at 11:00 a.m., local time, on Wednesday, April 23, 2003, for the following purposes:

     1. To elect four Class III Directors to the Company's Board of Directors to serve until the 2006 Annual Meeting.

     2. To approve an amendment to the 1998 Employee Stock Purchase Plan to increase the number of shares of the Company's Common Stock reserved for issuance under the plan.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.


     Stockholders of record at the close of business on March 12, 2003, will be entitled to notice of and to vote at the meeting. This proxy statement is accompanied by the Company's 2002 Annual Report to Stockholders.

     All stockholders are cordially invited to attend the meeting in person. Those who cannot attend are urged to sign, date and mail promptly the enclosed proxy in the envelope provided for that purpose. Proposals 1 and 2 requires the affirmative vote of holders of a majority of the shares of common stock present and voting. Whether you own a few or many shares, your proxy is important in fulfilling this requirement. To assist us with planning the meeting, please mark the appropriate box on your proxy card as to whether you plan to attend the meeting in person. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

                                      By Order of the Board of Directors,



                                      W. Moorhead Vermilye
                                      President and CEO

March 28, 2003



                  18 East Dover Street, Easton, Maryland 21601
            ---------------------------------------------------------

                         410-822-1400 / Fax 410-820-7180

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             SHORE BANCSHARES, INC.
                              18 East Dover Street
                             Easton, Maryland 21601


                                 PROXY STATEMENT
                                       FOR
                       2003 ANNUAL MEETING OF STOCKHOLDERS


     This Proxy Statement is furnished to the stockholders of Shore Bancshares, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders. The Annual Meeting of Stockholders will be held on Wednesday, April 23, 2003, at 11:00 a.m., local time, at the Avalon Theatre, 42 East Dover Street, Easton, Maryland 21601, and at any adjournments thereof. The expense of preparing, printing, and mailing the proxies and solicitation materials will be borne by the Company. In addition to solicitations by mail, the Company may solicit proxies in person or by telephone, and arrange for brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy material to their principals at the expense of the Company. The approximate date on which this proxy statement and attached form of proxy is mailed to stockholders is March 28, 2003.

     Holders of record at the close of business on March 12, 2003 (the "Record Date") of outstanding shares of the Company's common stock, par value $.01 per share ("Common Stock"), are entitled to notice of and to vote at the meeting. As of the Record Date, the number of shares of outstanding Common Stock entitled to vote is 5,372,612 shares. Each share of stock is entitled to one vote. Shares represented by any proxy properly executed and received pursuant to this solicitation will be voted in accordance with the directions of the stockholder; if no direction is given, the proxy will be voted for approval of both Proposal 1 and Proposal 2 and in the discretion of the holders of the proxies as to any other matters that may properly come before the meeting. The proxy may be revoked by a stockholder at any time prior to its use by execution of another proxy bearing a later date, or by written notice delivered to W. Moorhead Vermilye, President and CEO of the Company, at the Company's address or at the meeting. The Company's address is 18 East Dover Street, Easton, Maryland 21601 (410-822-1400).

     Holders of Common Stock will be asked to elect four Class III Directors to the Company's Board of Directors to serve until the 2006 Annual Meeting and to approve an amendment to the Company's 1998 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance under such plan.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth information as of the Record Date relating to the beneficial ownership of the Common Stock by (i) each person or group known by the Company to own beneficially more than five (5%) of the outstanding common Stock; (ii) each of the Company's directors, director nominees, and named executive officers; and (iii) all directors and executive officers of the Company as a group, and includes all shares of Common Stock that may be acquired within 60 days of the Record Date. Unless otherwise indicated below, each person specified below has sole investment and voting power with regard to the shares set forth in the following table. The address of each of the persons named below is the address of the Company except as otherwise indicated.

--------------------------------------------------------------------------------
                                         Number of Shares            Percent
                                           Beneficially             of Class
Name                                         Owned                Beneficially
                                                                      Owned
--------------------------------------------------------------------------------

Herbert L. Andrew, III                      57,231    (1)             1.065
Blenda W. Armistead                          5,829    (2)              .108
Lloyd L. Beatty, Jr.                         6,846    (3)              .127
Paul M. Bowman                               4,375    (4)              .081
David C. Bryan                              17,908    (5)              .333
Daniel T. Cannon                             5,125    (6)              .095
B. Vance Carmean, Jr.                       22,800    (7)              .424
Richard C. Granville                        95,481    (8)             1.777
Kevin P. LaTulip                                 0                     .000
Neil R. LeCompte                             1,900    (9)              .035
Jerry F. Pierson                             5,303   (10)              .099
David L. Pyles                              73,950   (11)             1.376
W. Moorhead Vermilye                       109,776   (12)             2.043
Susan E. Leaverton                          12,844   (13)              .239

All Directors and Nominees                 406,524                    7.567

All Directors/Executive
Officers as a Group (14 Persons)
                                           417,766   (14)             7.776
Nicholas F. Brady
PO Box 1410
Easton, MD  21601

Total                                      278,719   (15)             5.188

                                           701,788                   13.062
--------------------------------------------------------------------------------

(1) Includes 53,767 shares held as tenants in common by Herbert L. Andrew, III and Della M. Andrew; 514 shares held by Herbert L. Andrew, III under an Individual Retirement Account arrangement; and exercisable options to acquire 100 shares.

(2) Includes 870 shares held individually by Bruce C. Armistead; 1,688 shares held by Bruce C. Armistead under an Individual Retirement Account arrangement; 1,080 shares held by Bruce C. Armistead, as custodian for a minor child; and 875 shares held by Blenda W. Armistead under an Individual Retirement Account arrangement; and exercisable options to acquire 100 shares.

(3) Includes 2,171 shares held by Lloyd L. Beatty, Jr. under Individual Retirement Account arrangements; 3,220 shares held jointly with Nancy W. Beatty; 570 shares held individually by Nancy W. Beatty; and exercisable options to acquire 100 shares.

(4) Includes 120 shares held individually by David A. Bowman; 484 shares held individually by Elaine M. Bowman; 120 shares held individually by Elaine M. Bowman, as Custodian for Erin Reynolds Bowman; 120 shares held by Elaine M. Bowman, as Custodian for Jeffrey P. Bowman; 606 shares held by Paul M. Bowman, Trustee of the Harry Price Phillips Trust; 975 shares held jointly by Thelma B. Gaines and Paul M. Bowman; 300 shares held by Paul M. Bowman under an Individual Retirement Account arrangement; 300 shares held by Elaine M. Bowman under an Individual Retirement Account arrangement; and exercisable options to acquire 800 shares.

(5)  Includes  2,476  shares  held   individually  by  Barbara  C.  Bryan;   and
     exercisable options to acquire 800 shares.

(6) Includes 2,425 shares held jointly by Daniel T. Cannon and Sandra F. Cannon; and exercisable options to acquire 1,100 shares.

(7) Includes 11,000 shares held individually by Kathleen H. Carmean; and exercisable options to acquire 800 shares.

(8) Includes 16,875 shares held by Richard C. Granville under an Individual Retirement Account arrangement; and exercisable options to acquire 100 shares.

(9) Includes 114 shares held by Neil R. LeCompte under an Individual Retirement Account arrangement; and exercisable options to acquire 800 shares.

(10) Includes 1,008 shares held jointly by Jerry F. Pierson and Bonnie Pierson; and exercisable options to acquire 800 shares.

(11) Includes 5,857 shares held individually by Susan D. Pyles; and exercisable options to acquire 100 shares.

(12) Includes 23,984 shares held by W. Moorhead Vermilye under an Individual Retirement Account arrangement; 1,972 shares held individually by Sarah W. Vermilye; and exercisable options to acquire 57,600 shares.

(13) Includes 4,239 shares held by Susan E. Leaverton under an Individual Retirement Account arrangement; 200 shares held by Susan E. Leaverton, as custodian for two minor children; 2,405 shares held by Keith R. Leaverton under an Individual Retirement Account arrangement; and exercisable options to acquire 6,000 shares.

(14) Includes exercisable options to acquire 411 shares not disclosed above.

(15) Includes 2,500 shares by Nicholas F. Brady under an Individual Retirement Account arrangement.

                       ELECTION OF DIRECTORS (Proposal 1)

     The number of Directors constituting the Board of Directors is currently set at 12. Directors have been divided into three equal classes with respect to the time for which the Directors may hold office. Directors are elected to hold office for a term of three years, and one class of Directors expires each year. In accordance with the Company's Articles of Incorporation and By-Laws, the terms of Directors of Class I expire in 2004, the terms of Directors of Class II expire in 2005, and the terms of Directors of Class III expire in 2006. In all cases, Directors are elected until their successors are duly elected and qualify.

     The Company's President and Chief Executive Officer is a member of Class III, and he is also the President and Chief Executive Officer of The Talbot Bank of Easton, Maryland ("Talbot Bank"), a wholly-owned subsidiary of the Company. The Company's Executive Vice President and Chief Operating Officer is a member of Class I, and he is also the President and Chief Executive Officer of The Centreville National Bank of Maryland ("Centreville National Bank"), a wholly-owned subsidiary of the Company. The Chairman of the Company's Board, B. Vance Carmean, Jr., is a member of Class III but is not seeking reelection to the Board. Pursuant to the Company's Articles of Incorporation, the Board of Directors has nominated Jerry F. Pierson to replace Mr. Carmean. Accordingly, Mr. Pierson will stand for election by the stockholders as a member of Class III.

     The following nominees for Directors of Class III, their ages as of the Record Date, their principal occupations and business experience for the past five years, and certain other information are set forth below.

--------------------------------------------------------------------------------
                        NOMINEES FOR CLASS III DIRECTORS
                           (New Term Expires in 2006)
--------------------------------------------------------------------------------
       Name            Age       Principal Occupation and Business Experience
       ----            ---       --------------------------------------------

Lloyd L. Beatty, Jr.    50         Mr. Beatty has served as a Director of the
                                   Company since  December  2000,  and
                                   previously  served as a Director  of  Talbot
                                   Bancshares,  Inc.  He has  served as a
                                   Director of Talbot Bank since 1992. He is a
                                   Certified Public Accountant, and President of
                                   Darby Advisors, Inc.

Paul M. Bowman          55         Mr. Bowman has been a Director of the Company
                                   since 1998 and a Director of Centreville
                                   National Bank since 1997. He served as a Director of Kent Savings & Loan Association until Centreville National Bank acquired the financial institution on April 1, 1997.
                                   Mr. Bowman is an attorney in the Law Office of Paul M. Bowman.

Jerry F. Pierson        62         Mr. Pierson has been a Director of the
                                   Company since 1996 and a Director of
                                   Centreville National Bank since 1980.  He is
                                   President of Jerry F. Pierson, Inc, a
                                   plumbing and heating contracting company.

W. Moorhead Vermilye    62         Mr. Vermilye has been a Director of the
                                   Company since December 2000, and previously
                                   served as Director, President and CEO of
                                   Talbot Bancshares, Inc.   He currently serves
                                   as President and CEO of the Company and of Talbot Bank.

     The election of Directors requires the affirmative vote of holders of a majority of the shares of Common Stock present and voting. A quorum for the Annual Meeting consists of a majority of the issued and outstanding shares of Common Stock present in person or by proxy and entitled to vote, and Directors are elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote. Consequently, withholding of votes, abstentions and broker non-votes with respect to shares otherwise present at the Annual Meeting in person or by proxy will have no effect on the outcome of this vote. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NOMINEES.
                                      ---

     The following tables contain information regarding Directors of other classes whose terms do not expire in 2003, including the Directors' ages as of the Record Date, and their principal occupations and business experience for the past 5 years.

--------------------------------------------------------------------------------
                                CLASS I DIRECTORS
                             (Term Expires in 2004)
--------------------------------------------------------------------------------
     Name                  Age      Principal Occupation and Business Experience
     ----                  ---      --------------------------------------------

Daniel T. Cannon           53       Mr. Cannon has been a Director of the
                                    Company since 1996 and Director of
                                    Centreville National Bank since 1986.
                                    He currently serves as Executive Vice
                                    President and Chief Operating Officer of the
                                    Company and President of Centreville
                                    National Bank.

Richard C. Granville       60       Mr. Granville has served as a Director of
                                    the Company since December 2000, and
                                    previously served as a Director of Talbot
                                    Bancshares, Inc.  He has served as a
                                    Director of Talbot Bank since 1994. He is an investor and was the President of Celeste
                                    Industries Corporation of Easton, Maryland through January 2000.

Kevin P. LaTulip           59       Mr. LaTulip has served as a Director of the
                                    Company and President and Director of The
                                    Avon-Dixon Agency, LLC, Elliott Wilson
                                    Insurance, LLC, and Mubell Finance, LLC
                                    since May 2002 and of Wye Financial
                                    Services, LLC since August 2002.  Prior to
                                    2002,  Mr. LaTulip  was a Director and
                                    President of The Avon-Dixon Agency, Inc.


David L. Pyles             58       Mr. Pyles has served as a Director of the
                                    Company since December 2000, and previously served as a Director of Talbot Bancshares, Inc. He has served as a Director of Talbot
                                    Bank since 1989.  He is an investor.

--------------------------------------------------------------------------------
                               CLASS II DIRECTORS
                             (Term Expires in 2005)
--------------------------------------------------------------------------------
     Name                  Age      Principal Occupation and Business Experience
     ----                  ---      --------------------------------------------
Herbert L. Andrew, III      66      Mr. Andrew has served as a Director of the
                                    Company since December 2000, and previously
                                    served as a Director of Talbot Bancshares,
                                    Inc.  He has served as a Director of Talbot
                                    Bank since 1977.  He is a farmer and served
                                    on the Talbot County Council from 1994 to
                                    1998.

Blenda W. Armistead         51      Ms. Armistead has served as a Director of
                                    the Company since January 3, 2002, and
                                    previously as a Director of Talbot
                                    Bancshares, Inc.  She has served as a
                                    Director of Talbot Bank since 1992.  She is
                                    an investor and the former Manager of Talbot
                                    County.

David C. Bryan              68      Mr. Bryan has served as a Director of the
                                    Company since its formation in 1996 and of
                                    Centreville National Bank since 1986.  He is
                                    a of Counsel with the Law Offices of Ewing,
                                    Dietz, Fountain and Kehoe, PA.

Neil R. LeCompte            62      Mr. LeCompte has been a Director of the
                                    Company since its formation in 1996, and of
                                    Centreville National Bank since 1995.  He is
                                    a Certified Public Accountant in the
                                    Accounting Office of Neil R. LeCompte.


     The Company's Board of Directors has an Executive Committee, an Audit Committee, and a Personnel Committee.

     The Company's Executive Committee consists of B. Vance Carmean, Jr., Chairman, W. Moorhead Vermilye, Daniel T. Cannon, Paul M. Bowman, and Richard C. Granville. The Committee has the authority to exercise the powers of the Board in the management of the business and affairs of the Company, subject to subsequent revision or alteration of any such action by the Board of Directors of the Company. The Executive Committee met 1 time during 2002.

     The Company's Audit Committee consists of Neil R. LeCompte, Chairman, Herbert L. Andrew, III, Blenda W. Armistead, and David C. Bryan. The Committee assists the Board in monitoring the integrity of the financial statements, the performance of the Company's internal audit function, and compliance by the Company with legal and regulatory requirements, and it oversees the qualification, performance and independence of the Company's outside auditors, including whether satisfactory accounting procedures are being followed. During 2002, the Audit Committee held 4 meetings.

     The Company's Personnel Committee consists of Lloyd L. Beatty, Jr., Chairman, Paul M. Bowan, David C. Bryan, and David L. Pyles. The Personnel Committee is responsible for determining executive compensation and promotions and for administering the Company's equity compensation plans. The Personnel Committee met 1 time in 2002.

     The Company has no nominating committee. Under Article II, Section 4 of the Company's By-Laws, Directors may be nominated by stockholders by written request to the Secretary of the Company received not less than 120 days nor more than 180 days prior to the date fixed for the meeting. Article II, Section 4 of the Company's By-Laws provide additional time constraints in the cases of a change in stockholder meeting date or a special meeting called for the purpose of electing Directors. As described further in the Company's By-Laws, the notice must set forth (i) all information relating to the proposed nominee that is required to be disclosed in solicitation in Regulation 14A of the Securities Exchange Act of 1934, as amended (including the nominee's written consent); and
(ii) certain other information provided by the stockholder, including the name and address and the class and number of shares of the Company's Common Stock that is beneficially owned by the stockholder.

     The total number of meetings of the Board of Directors of the Company, including regularly scheduled and special meetings, which were held in 2002 was
7. No incumbent Director during the last full fiscal year attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which that person has been Director); and
(2) the total number of meetings held by all committees of the Board on which that person served (during the period served), except that David L. Pyles missed 4 Board of Directors' meetings and 1 Personnel Committee meeting held in 2002.

     Directors of the Company receive an annual retainer of $3,000 per year for serving on the Company's Board of Directors, plus $250 per meeting attended.

     Outside Directors who are also outside directors of Talbot Bank (Mssrs. Andrew, Beatty, Granville, and Pyles and Ms. Armistead) also receive an annual retainer of $5,000 per year for serving on the Talbot Bank Board of Directors, plus $200 per meeting attended. Directors are compensated once for attendance at jointly held meetings. Mr. Andrew also received fees of $7,650 in 2002 for inspections of real property in connection with the monitoring of construction loans.

     Outside Directors who are also outside directors of Centreville National Bank (Mssrs. Bowman, Bryan, Carmean, and LeCompte) also receive an annual retainer of $10,000 and $100 for each meeting attended. Mr. Carmean, as Chairman of the Centreville National Bank Board of Directors, receives an additional retainer of $1,000 and each Centreville National Bank Committee Chairman receives an additional retainer of $500.

                             EXECUTIVE COMPENSATION

     The following table summarizes the remuneration earned in 2002 and the prior two years by the President and CEO of the Company, and any other executive officer of the Company who received salary and bonus (cash and non-cash) during each of the preceding three fiscal years that exceeded $100,000.




                                                   SUMMARY COMPENSATION TABLE
                                                   --------------------------


                                                                                                                       All
                                                                                                 Long-Term            Other
                                                                Annual Compensation             Compensation       Compensation
                                                                                                                    ($)(2)(3)

    Name and Principal           Year       Salary ($)       Bonus ($)   Other Annual     Securities Underlying
         Position               Ended                                    Compensation            Options/
                                                                            ($)(1)                 SARs
                                                                                                    (#)
------------------------------------------------------------------------------------------------------------------------------------
W. Moorhead Vermilye             2002        $180,000        $110,000       $6,303                 3,000          $40,109
President and Chief              2001        $170,000        $ 95,000       $5,039                     0          $44,500
Executive Officer                2000        $170,000        $115,000       $4,996                     0          $39,500

Daniel T. Cannon                 2002        $140,000         $17,000           $0                 2,000          $14,490
Executive Vice                   2001        $139,128         $ 4,610           $0                     0          $11,848
President and Chief              2000        $127,500         $ 4,610           $0                   500          $14,858
Operating Officer

Susan E. Leaverton               2002        $80,500          $23,500         $121                 1,500           $9,270
                                 2001        $77,400          $20,000         $114                     0           $5,441
                                 2000        $73,000          $18,500         $106                     0           $4,902

Kevin P. LaTulip                 2002       $131,053               $0           $0                     0          $11,091
                                 2001            N/A              N/A          N/A                   N/A              N/A
                                 2000            N/A              N/A          N/A                   N/A              N/A



(1) For Mr. Vermilye, amount includes value of benefits from Talbot Bank's life insurance program, and tax "gross up" for use of a motor vehicle. For Ms. Leaverton, amount includes value from Talbot Bank's life insurance program.

(2)  Amount includes the following 401(k) and profit sharing plan contributions:
     Mr. Vermilye, matching contributions of $10,109 in 2002, $6,800 in 2001, and $6,800 in 2000, and discretionary contributions of $10,000 in 2002, $17,700 in 2001, and $12,700 in 2000; Mr. Cannon, matching contributions of $6,280 in 2002, $4,312 in 2001, and $3,913 in 2000, and discretionary contributions  of $7,850 in 2002,  $7,187 in 2001, and $10,435 in 2000; Ms.
     Leaverton, matching contributions of $4,120 in 2002, $3,096 in 2001 and $2,920 in 2000, and discretionary contributions of $5,150 in 2002, $2,345 in 2001 and $1,982 in 2000; Mr. LaTulip, matching contributions of $4,538 for 2002, and discretionary contributions of $6,553 in 2002.

(3) For Mr. Vermilye, amount also includes contributions under a deferred compensation plan in the amount of $20,000 in each of 2002, 2001 and 2000. For Mr. Cannon, amount also includes economic value of his life insurance coverage for 2002, 2001, and 2000 under a key man life insurance policy (see "Deferred and Other Compensation") of $360, $349, and $480, respectively.

                                  BENEFIT PLANS

401(k) Profit Sharing Plan

     Effective January 1, 2002, Talbot Bank and Centreville National Bank terminated their separate 401(k) profit sharing plans and the Company adopted the Shore Bancshares, Inc. and Subsidiaries 401(k) Profit Sharing Plan. The Company's plan is administered by 6 trustees appointed by the Board of Directors and is available to eligible employees of the Company and its subsidiaries who have completed six months of service. The Company may make discretionary contributions to the plan each year based upon profits of the Company. In addition, employer matching contributions are made to each active member's account each year in an amount equal to 100% of the member's pay reduction contributions up to 3% of base salary, plus 50% of contributions which exceed 3% of base salary, up to 5% of base salary. All employee contributions are immediately vested. Discretionary and matching contributions vest incrementally over a six year period. Discretionary, pre-tax and matching contributions may be withdrawn while a member is employed by the Company if the member has reached age 59-1/2 in circumstances of financial hardship or in certain other circumstances pursuant to plan restrictions.

Shore Bancshares, Inc. 1998 Stock Option Plan

     The Company's 1998 Stock Option Plan was approved by the Company's Board of Directors and stockholders, and will continue in effect until March 3, 2008, unless earlier terminated. The total number of shares of Common Stock that may be issued under the plan cannot exceed 80,000 shares, as adjusted for stock splits and other similar reclassification events. Both incentive stock options and nonqualified stock options may be granted under the plan. Options granted under the 1998 Stock Option Plan generally expire on the 10th anniversary of the date the option was granted. In 2002, 21,125 options were granted under this plan.

Shore Bancshares, Inc. 1998 Stock Purchase Plan

     The Company's 1998 Stock Purchase Plan was approved by the Company's Board of Directors and stockholders, and will continue in effect until March 3, 2008, unless earlier terminated. For information regarding the material terms of this plan, see Proposal 2 below. In 2002, 8,298 options were granted under this plan.

Talbot Bancshares, Inc. Employee Stock Option Plan

     In connection with the merger of Talbot Bancshares, Inc. ("Talbot") into the Company in December 2000, the Company assumed options previously granted under, and subject to all terms of, the Talbot Bancshares, Inc. Employee Stock Option Plan. The Company subsequently registered this plan with the Securities and Exchange Commission, which authorizes the grant of options to purchase up to 114,000 shares of the Company's Common Stock, as adjusted for stock splits and other similar reclassification events. The plan was previously approved by both the Board of Directors and the stockholders of Talbot, but was not approved by the stockholders of the combined companies. Thus, only non-qualified stock options may be granted under the plan.

     The plan is administered by the Personnel Committee of the Board and will expire on April 9, 2007 unless sooner terminated. Generally, key management employees of the Company and its subsidiaries are eligible to receive option grants. Options granted under the plan vest according to the terms of the related stock option agreements and can be exercised for 10 years after grant, unless the Board provides otherwise. The option exercise price will generally be the fair market value of the shares on the date the option is granted. Upon exercise of options granted under the plan, the plan obligates the Company to pay the optionee a tax benefit payment in an amount of U.S. dollars equal to the number of shares as to which the option is being exercised, multiplied by (i) the "tax rate" and (ii) the difference between the per share fair market value at the time of exercise and the per share option price. The tax rate shall be a percentage designated by the Company to result in compensating the optionee for the federal, state and local income tax liability incurred by the optionee by virtue of his exercise of the option and the payment to him of the tax benefit payment. Options are not transferable other than by will or the laws of descent and distribution. All unexercised options will lapse upon termination of employment other than because of death, disability or approved retirement. If employment is terminated because of disability or approved retirement, the options will lapse 1 year or 3 months after termination, respectively. Upon a "change in control" as defined in the plan, all unexercised options will immediately vest and become exercisable. No options have been granted under the plan since the merger with Talbot.

Equity Compensation Plan Information

     The following table provides information as of December 31, 2002 about the three equity compensation plans discussed above.

        Plan Category           Number of securities to     Weighted-average             Number of securities
                                be issued upon exercise     exercise price of           remaining available for
                                 of outstanding options,   outstanding options,          future issuance under
                                  warrants, and rights     warrants, and rights          equity compensation
                                                                                           plans (exclusing
                                                                                         securities reflected in
                                                                                              column (a))

                                         (a)                       (b)                            (c)
-----------------------         -------------------------  ---------------------        ------------------------
Equity compensation
plans approved by
security holders (1)(2)                139,534                   $11.52                          51,533
-----------------------         -------------------------  ---------------------        ------------------------
Equity compensation
plans not approved by
security holders (3)                      0                        $0                             3,491
-----------------------         -------------------------  ---------------------        ------------------------
Total                                  139,534                   $11.52                          57,024

(1) Item includes the Shore Bancshares, Inc. 1998 Stock Option Plan and the Shore Bancshares, Inc. 1998 Employee Stock Purchase Plan, other than the shares of Common Stock that are the subject of Proposal 2.

(2) Columns (a) and (b) of this item also include options assumed by the Company under the Talbot Bancshares, Inc. Employee Stock Option Plan in the 2000 merger of Talbot into the Company. As of December 31, 2002, outstanding options assumed in the merger represent 100,429 shares of the Company's Common Stock, with a weighted-average exercise price of $7.77.

(3) Item covers options under the Talbot Employee Stock Option Plan other than those assumed by the Company in the 2000 merger of Talbot into the Company. The material terms of this plan are discussed above under "Benefit Plans--Talbot Bancshares, Inc. Employee Stock Option Plan."

     The following table sets forth certain information relating to options granted to the named executives during 2002:


                                        Option/SAR Grants in Last Fiscal Year

                                              Individual Grants
                                              -----------------
                                                                                                Potential Realizable
                                           Percent of                                            Value At Assumed
                          Number of           Total                                            Annual Rates Of Stock
                         Securities       Options/SARs      Exercise                            Price Appreciation
                         Underlying        Granted To        or Base                              For Option Term
                         Option/SARs      Employees In        Price      Expiration            --------------------
        Name           Granted (#)(1)     Fiscal Year(2)     ($/Sh.)        Date             5% ($)          10% ($)
        ----           --------------     ---------------    -------     ----------          ------          -------
Mr. Vermilye
President and CEO       3,000               10.2%             $19.75      May 9, 2012        $37,262         $94,429

Mr. Cannon
Executive Vice
President and COO       2,000                6.8%             $19.75      May 9, 2012        $24,841         $62,953

Ms. Leaverton
Treasurer               1,500                5.1%             $19.75      May 9, 2012        $18,631         $47,215

Mr. LaTulip
President, The Avon-
Dixon Agency, LLC        None                 N/A                N/A          N/A              N/A             N/A


(1) All options were granted under the Company's 1998 Stock Option Plan.

(2) Includes options granted under the Company's 1998 Stock Option Plan and 1998 Employee Stock Purchase Plan.

     The following table sets forth certain information relating to the number and value of underlying unexercised stock options held by the named executives as of December 31, 2002. The named executive officers did not exercise options in the year 2002.

                                      Aggregated 2002 Year End Option SAR Values

                                       Number of Securities                              Value of Unexercised
                                      Underlying Unexercised                           In-the-Money Options at
                                    Options at Fiscal Year-End                          Fiscal Year-End ($)(1)
                                    --------------------------                          ----------------------

          Name                  Exercisable              Unexercisable              Exercisable              Unexercisable
          ----                  -----------              -------------              -----------              ------------
Mr. Vermilye
President and CEO               57,000                   3,000                      $891,195                 $11,100

Mr. Cannon
Executive Vice
President and COO                  500                   2,500                      $    490                 $ 8,135

Susan E. Leaverton
Treasurer                        5,700                   1,500                      $ 89,120                 $ 5,550

Kevin P. LaTulip
President, The Avon-
Dixon Agency, LLC                 None                    None                           N/A                     N/A

(1) Represents the total gain which would be realized if all in-the-money options held at December 31, 2002 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the fair market value of the shares at December 31, 2002 of $23.45 per share.

Deferred and Other Compensation

     During 1996, Talbot Bank adopted a supplemental deferred compensation plan to provide retirement benefits to its President and Chief Executive Officer. The plan calls for fixed annual payments of $20,000 vesting immediately to be credited to the participant's account. Contributions to the plan totaled $20,000 for the year ended December 31, 2002.

     In 1999, Centreville National Bank and Mr. Cannon entered into a Executive Supplemental Retirement Plan Agreement (the "Retirement Agreement") to provide certain benefits to Mr. Cannon on and after retirement. Centreville National Bank funds this plan through a key man life insurance policy on the life of Mr. Cannon that was purchased in 1994 and carries a $15,000 annual premium for 20 years. Each year, Centreville National Bank deposits to or withdraws from a retirement account an amount equal to the difference between the annual after-tax earnings or loss, respectively, generated by the insurance policy and the "Cost of Funds" (as defined in the Retirement Agreement) for that year. Upon termination of employment other than for death or "cause" (as defined in the Retirement Agreement), Mr. Cannon will generally be entitled to receive (i) the balance of his retirement account paid in 10 annual installments, commencing at age 65, and (ii) each year until death, commencing at age 65, the difference between the after-tax income generated by the policy and the Cost of Funds for that year. If Mr. Cannon's employment is terminated due to death, his designated beneficiary will receive the balance in his retirement account in one lump sum payment. At December 31, 2002, this balance was $13,686.

     Additionally, Centreville National Bank and Mr. Cannon entered into a Life Insurance Endorsement Method Split Dollar Plan Agreement (the "Endorsement") pursuant to which Centreville National Bank has endorsed to a beneficiary named by Mr. Cannon 80% of the net-at-risk insurance portion of the death benefits payable to Centreville National Bank under the key man life insurance policy discussed above. The net-at-risk portion of the proceeds is defined as the total proceeds paid at death less the then cash value of the policy. Centreville National Bank is the sole owner of this policy and has all rights with respect to its cash surrender value. The Endorsement will be terminated if Mr. Cannon's employment with Centreville National Bank is terminated for "cause" (as defined in the Endorsement), in which case Mr. Cannon will be given the option to purchase the policy from Centreville National Bank by paying the greater of (i) Centreville National Bank's share of the cash value of the policy on the date of assignment or (ii) the amount of all premiums paid to date by Centreville National Bank . Generally, a "change in control" (as defined in the Endorsement) that results in the termination of Mr. Cannon's employment will not affect the benefits payable to Mr. Cannon's beneficiary. Based on the value of the policy at December 31, 2002, Mr. Cannon's beneficiary would receive approximately $429,000 upon Mr. Cannon's death.

Employment Agreements

     Both Mr. Vermilye and Mr. Cannon are parties to an employment agreement with the Company, each dated December 1, 2000. Under Mr. Vermilye's employment agreement, Mr. Vermilye serves as President and Chief Executive Officer of the Company and President and Chief Executive Officer of Talbot Bank. Under Mr. Cannon's employment agreement, Mr. Cannon serves as Executive Vice President and Chief Operating Officer of the Company and President and Chief Executive Officer of Centreville National Bank. Talbot Bank may terminate Mr. Vermilye's agreement at any time and Centreville National Bank may terminate Mr. Cannon's agreement at any time, but Mr. Vermilye and Mr. Cannon will thereafter be entitled to certain compensation, which will vary depending upon whether their respective terminations were for "cause" (as defined in the agreements). Except as provided otherwise in their agreements, Mr. Vermilye and Mr. Cannon have each agreed that, during the terms of their respective agreements, they will not be a director, officer, or employee of, or consultant to, any federal or state financial institution operating in Queen Anne's, Kent, Caroline, Talbot, or Anne Arundel Counties in the State of Maryland, or Kent County, Delaware, other than of Talbot Bank or Centreville National Bank or their subsidiaries or affiliates. Under the terms of both employment agreements, in the event of a "change in control" (as defined in the employment agreement) in which the employee is terminated without cause within 12 months of the change in control, the employee will receive a lump sum payment equal to 2.99 times his then current salary. The term of each agreement will expire after five years and is subject to automatic renewal for one additional five year period and thereafter for successive one year term. Compensation received by Mr. Vermilye is paid by Talbot Bank, and compensation received by Mr. Cannon is paid by Centreville National Bank.

     Mr. LaTulip is party to an employment agreement dated January 1, 2003 with the The Avon-Dixon Agency, LLC, the Company's wholly-owned insurance producer subsidiary. Under the agreement, Mr. LaTulip is to serve as an insurance producer for this subsidiary, for which he is to receive an annual salary of $211,000, certain insurance commissions, and a vehicle allowance, all paid by The Avon-Dixon Agency, LLC. Under the agreement, Mr. LaTulip is prohibited for 3 years after his employment is terminated from competing against The Avon-Dixon Agency, LLC within the Delmarva Peninsula of Maryland, and he may not serve or solicit, in connection with insurance producer or related services, any person who was a customer of The Avon-Dixon Agency, LLC at any time within 18 months of his termination. The agreement does not contain a stated term of employment, but may generally be terminated by either party on 30 days' notice.

                               EXECUTIVE OFFICERS

     Each executive officer's name, age and position, and other information, is provided below. Each executive officer was named to his or her current position on December 1, 2000 as part of the merger of Talbot Bancshares, Inc. into the Company.

     W. Moorhead Vermilye, 62, has served as President and Chief Executive Officer of the Company since the merger of Talbot Bancshares, Inc. into the Company on December 1, 2000. Before December 2000, Mr. Vermilye served as

President of Talbot Bancshares, Inc. since the date of that company's formation in 1997. Mr. Vermilye has served as President of Talbot Bank since 1988, and Chief Executive Officer of Talbot Bank since 1993.

     Daniel T. Cannon, 53, has served as Executive Vice President and Chief Operating Officer of the Company since the merger of Talbot Bancshares, Inc. into the Company on December 1, 2000. Before December 2000, Mr. Cannon served as President of the Company since its formation in 1996. Mr. Cannon has served as President and Chief Executive Officer of Centreville National Bank since July 1995. He served as Executive Vice President of Centreville National Bank from July 1992, until July 1995, and as Cashier and Comptroller of Centreville
National  Bank from 1980  until July 1992,  and as  Comptroller  from 1978 until
1980.

     Susan E. Leaverton, 39, has served as Treasurer of the Company since the merger of Talbot Bancshares, Inc. into the Company on December 1, 2000. Before December 2000, Ms. Leaverton served as Secretary/Treasurer of Talbot Bancshares, Inc. since the date of that company's formation in 1997. Ms. Leaverton has served as Vice President of Finance of Talbot Bank since 1994.

     Carol I. Brownawell, 38, has served as Secretary of the Company since the merger of Talbot Bancshares, Inc. into the Company on December 1, 2000. Before December 2000, Ms. Brownawell served as Treasurer since the date of the Company's formation in 1996. Ms. Brownawell has served as Executive Vice President and Chief Financial Officer of Centreville National Bank since January 1997, Vice President of Finance from November 1994 until January 1997, Comptroller and Compliance Officer from July 1993 until November 1994, and Finance and Compliance Officer from March 1993, until July 1993.

     Kevin P. LaTulip, 59, has served as President of The Avon-Dixon Agency, LLC, Elliott Wilson Insurance, LLC, and Mubell Finance, LLC since May 2002 and of Wye Financial Services, LLC since August 2002. All of these entities are wholly-owned subsidiaries of the Company.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Personnel Committee, which oversees executive compensation matters, consists of Lloyd L. Beatty, Jr., Chairman, Paul M. Bowman, David C. Bryan, and David L. Pyles, each of whom is a non-employee director and has no interlocking relationship or insider participation as defined by the Securities and Exchange Commission.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Personnel  Committee,  which is responsible for  determining  executive
compensation,   submits  the   following   report  which   addresses   executive
compensation policies of the Company for 2002.

     The Personnel Committee of the Board of Directors structures the compensation programs for the Chief Executive Officer, the Executive Vice President, and other executive officers and key employees of the Company. It is the philosophy of the Personnel Committee to offer competitive compensation that is designed to provide incentives that reward employees based upon individual performance and the overall performance of the Company. Executive compensation levels are recommended to the Board of Directors by the Personnel Committee and approved by the non-employee Directors. The compensation programs are reviewed annually or at other times when an individual's specific performance warrants a special review.

     Executive compensation consists of two components--base salary and incentive compensation. Incentive compensation is variable and directly tied to the performance of the Company. The incentive programs have been developed to align the interest of management with the long-term strategic objectives of the Company. In setting the base compensation levels and developing incentive compensation programs, careful consideration is given to programs offered by other institutions in the Company's peer group. It has been the intention of the

Personnel Committee and the Board to keep the Company's compensation packages in the top quartile of its peer group. The Personnel Committee believes that maintaining this level of compensation is an essential element in attracting and retaining the top executives in the industry.

     There are a variety of indicators used in determining whether incentive goals have been met. The financial measures consist of traditional ratios such as return on assets, earnings per share, and efficiency ratios. In addition, the Personnel Committee considers subjective factors like employee moral, employee turnover and customer satisfaction. It is the view of the Personnel Committee that these are key elements necessary to maintain the market leadership role we have in our primary markets.

     The Personnel Committee set Mr. Vermilye's base compensation for fiscal year 2002 at $180,000, representing a 5.9% increase over 2001. In establishing the base compensation, the Personnel Committee considered Mr. Vermilye's performance for the prior year and the base compensation paid to chief executive officers of other banking organizations in the Company's peer group. Incentive compensation in the form of a cash bonus paid to Mr. Vermilye in 2002 was $110,000, which represents a 15.8% increase over his 2001 cash bonus. Mr. Vermilye received 3,000 stock options in 2002. The Personnel Committee finds that the total compensation package for the Chief Executive Officer in 2002 was justified based on the overall performance of the Company, stockholder interests, and the competitive data for top executives in the industry.

     The Personnel Committee believes that the total compensation awarded to the Chief Executive Officer and the other executives of the Company is consistent in each case with the Personnel Committee's objectives and the officer's individual performance.

                                PERSONNEL COMMITTEE

                                By:      Lloyd L. Beatty, Jr., Chairman
                                         Paul M. Bowman
                                         David C. Bryan
                                         David L. Pyles

                             AUDIT COMMITTEE REPORT

     The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee has (i) reviewed and discussed the Company's consolidated audited financial statements for fiscal year ended December 31, 2002 with Company management; (ii) discussed with Stegman & Company, the Company's independent auditors, all matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU, ss. 380), as modified or supplemented; and (iii) has received the written disclosures and the letter from Stegman & Company, required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and has discussed with the auditors the auditor's independence. Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the consolidated audited financial statements for year ended December 31, 2002 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002. The members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

                                AUDIT COMMITTEE

                                By:      Neil R. LeCompte, Chairman
                                         Herbert L. Andrew, III
                                         Blenda W. Armistead
                                         David C. Bryan

               TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

     During the past year Talbot Bank and Centreville National Bank have had banking transactions in the ordinary course of their business with their Directors and officers and with their associates on substantially the same terms, including interest rates, collateral, and repayment terms on loans, as those prevailing at the same time for comparable transactions with others. The extensions of credit by Talbot Bank and Centreville National Bank to these persons have not and do not currently involve more than the normal risk of collectability or present other unfavorable features.

        APPROVAL OF THE AMENDMENT TO THE 1998 EMPLOYEE STOCK OPTION PLAN
                                  (Proposal 2)

     At the Annual Meeting, stockholders will be asked to approve an amendment to the Company's 1998 Employee Stock Purchase Plan (the "Purchase Plan") to increase the maximum number of shares of the Company's Common Stock, par value $.01 per share, that may be issued under the Purchase Plan from 20,000 to 45,000. On March 10, 2003, the Board of Directors authorized this amendment, subject to stockholder approval. The Purchase Plan was originally adopted by the Board of Directors on March 3, 1998 and approved by stockholders on April 21, 1998.

     The Purchase Plan was adopted to provide eligible employees of the Company and its subsidiaries with the ability to acquire an interest in the Company, and to provide an additional means of attracting and retaining competent personnel. Currently, the Purchase Plan reserves 20,000 shares of Common Stock for issuance to employees upon exercise of stock options granted under the Purchase Plan (subject to adjustment upon certain changes in the capital structure of the Company). To date, options representing 16,945 shares of Common Stock have been granted to employees. Only 3,658 shares of Common Stock remain available for grant under the Purchase Plan through April of 2008.

     Since the adoption of the Purchase Plan, the Company has experienced significant growth in its base of employees who are eligible to participate in the Plan. The degree of growth is primarily a result of the merger of Talbot into the Company and of other acquisitions, which were not anticipated at the time the Purchase Plan was adopted. At the time the Purchase Plan was adopted, the Company anticipated that it would grant approximately 4,000 options per plan year. Because of the increased number of eligible employees, however, the Company has granted in excess of this number in recent years. The Company believes that the number of shares remaining under the Purchase Plan will not be sufficient to satisfy the Company's option needs even through 2003. To enable the Company to continue the Purchase Plan and, thus, attract, retain, and motivate valuable employee, the Company believes that an increase in the number of shares available for issuance under the Purchase Plan is necessary.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE PURCHASE PLAN.

     On March 10, 2003, the closing sale price of the Common Stock on the Nasdaq stock market (Nasdaq: SHBI) was $33.35 per share.

Vote Required; Manner of Approval

     If a quorum is present, the affirmative vote of a majority of the votes cast at the meeting is required to approve the amendments to the Purchase Plan.

     Brokers do not have discretion to vote on the amendment to the Purchase Plan without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will also have no effect on the outcome of the vote.

Effective Date of Amendment; Registration of Shares

     The amendment to the Purchase Plan discussed in this proposal will be effective immediately upon approval by the stockholders. The Company intends to register the 25,000 additional shares of Common Stock on a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, as soon as is practicable after the amendment is approved by stockholders.

Features of the Purchase Plan, as Amended

     The following is a discussion of the material features of the Purchase Plan, amended as proposed. This discussion is subject in all respects to the actual terms of the Purchase Plan, amended as proposed, which is attached hereto as Appendix A and incorporated by reference herein.

Administration of the Purchase Plan: The Purchase Plan is administered by the Company's Personnel Committee. No member of the Personnel Committee may vote upon or decide any matter relating to himself or herself or to members of his or her immediate family. The granting of an option to an employee takes place only when a written and executed option agreement containing the terms and conditions of the option is delivered to the employee.

Eligibility: Generally, an employee of the Company or one of its subsidiaries is eligible to participate in the Purchase Plan if the employee, at year-end (i) has completed six months of employment, (ii) is customarily employed at least 20 hours per week, and (iii) is not a "Highly Compensated" employee, as that term is defined under federal tax laws. Approximately 189 employees are currently eligible to participate in the Purchase Plan.

Shares Issuable Under the Purchase Plan: In its current form, the Purchase Plan authorizes the issuance of up to 20,000 shares of Common Stock. Amended as proposed, the Purchase Plan would authorize the issuance of up to 45,000 shares of Common Stock. In addition, if any option granted under the Purchase Plan lapses for any reason, the shares of Common Stock covered by that option shall become available for grant again. The number of shares issuable under the Purchase Plan will be adjusted by the Executive Committee in the event of a stock dividend, stock split, combination, reclassification, recapitalization or other capital adjustment of shares of Common Stock..

Stock Option Grants; Number of Options: Unless otherwise authorized by the Board of Directors, options to purchase no more than 4,000 shares of Common Stock may be granted under the Purchase Plan in any calendar year, provided, however, that the Committee is not required to grant options in any given year. As determined by the Executive Committee, options for the purchase of shares are granted on a pro-rata basis, using $1,000 multiples of the employee's total compensation, or the basic or regular rate of compensation, for the plan year. No option shall be granted for underlying fractional shares.

Price Per Share; Consideration: Shares of Common Stock may be purchased upon exercise of an option at a price equal to 85% of the fair market value of the Shares on the date the option was granted. The exercise price for the shares being purchased upon the exercise of options may be paid: (i) in cash or by check; (ii) with other shares of Common Stock, to the extent of their fair market value on the date of the exercise; (iii) by surrender to the Company of options to purchase shares of Common Stock, to the extent of the difference between the exercise price of such options and the fair market value of the shares subject to such options on the date of such surrender; or (iv) a combination of (i), (ii) or (iii) above. The Company has the right, and the optionee may require the Company, to withhold and deduct from the number of shares deliverable upon the exercise of any options under the Purchase Plan a number of shares having an aggregate fair market value equal to the amount of any taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the optionee.

Exercise of Options: Generally, an option granted under the Purchase Plan cannot be exercised after the expiration of 27 months from the date such option was granted.

Termination of Employment: In the event an optionee's employment is terminated for cause, all unexercised options of the optionee immediately terminate. In the event an optionee's employment is terminated other than for cause, all unexercised options will terminate, provided that the optionee, within three months after the termination of employment, may exercise the option to purchase that number of shares that were purchasable by the optionee at the time of his or her termination. In the event of the death of an optionee or termination of employment due to permanent or total disability, the option may be exercised by the personal representative, administrator, or bequestee, or by the disabled optionee, as the case may be, within three months after the death or termination of employment, to purchase that number of shares that were purchasable by the optionee at the time of his or her death or disability.

Transferability: No option may be transferred by an optionee other than by will and the laws of descent and distribution. Options are exercisable only by the optionee during his or her lifetime and only as described in the Purchase Plan. Options may not be assigned, pledged or hypothecated, and are not subject to execution, attachment or similar process. Upon any attempt to transfer an option, or to assign, pledge, hypothecate or otherwise dispose of an option in violation of the Purchase Plan, or upon the levy of any attachment or similar process upon such option or such rights, the option immediately becomes null and void.

Extraordinary Events: Upon the occurrence of certain "Extraordinary Events," all options granted under the Purchase Plan will become fully exercisable for the full number of shares subject to any such option. An "Extraordinary Event" is defined as the commencement of a tender offer (other than by the Company) for any shares of the Company, or a sale or transfer, in one or a series of transactions, of assets having a fair market value of 50% or more of the fair market value of all assets of the Company, or a merger, consolidation or share exchange pursuant to which the shares of the Company are or may be exchanged for or converted into cash, property or securities of another issuer, or the liquidation of the Company. If an optionee fails to exercise his or her option upon an Extraordinary Event, or if there is a capital reorganization or reclassification of the shares of Common Stock, the Company is obligated to take the actions necessary to enable each optionee, upon any subsequent exercise of his or her option, to receive the securities or other assets that would have been issued or paid upon the Extraordinary Event in respect of, or in exchange for, the shares subject to the option.

Termination, Suspension, and Amendment of the Purchase Plan: No stock options may be granted under the Purchase Plan after April 21, 2008, although options granted before the termination date may extend beyond that date. The Board of Directors may amend, suspend, discontinue or terminate the Purchase Plan at any time, but no such action may, without the consent of the holder of any option granted under the Purchase Plan, alter or impair such option.

Purchase Plan Benefits

     As options under the Purchase Plan are granted at the discretion of the Executive Committee, the amounts, if any, of stock options to be granted to
eligible   employees   under  the  Purchase  Plan  in  2003  are  not  presently
determinable.

Federal Tax Consequences

     The following is a brief summary of the significant aspects of current federal income tax treatment of the stock options that may be granted under the Purchase Plan. Options granted under the Purchase Plan will be qualified options within the meaning of the Internal Revenue Code of 1986, as amended. The price at which shares of Common Stock may be purchased upon exercise of an option will be equal to 85% of the fair market value of the shares on the date the option is granted. An employee realizes no income upon the grant of a qualified option. An employee who holds his or her shares for two years after the grant of the option and for one year after he or she receives the shares upon its exercise will not incur any federal income tax liability upon receipt of the shares pursuant to the exercise. The Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of a qualified option. However, if the employee does not comply with the holding periods, he or she will realize ordinary income in the year of sale equal to the difference between the exercise price and the value of the underlying shares on the date of exercise, and the Company will be entitled to a deduction in an amount equal to the ordinary income realized by the employee.

     In the event of any disposition of shares that meets the holding period requirements, there shall be included as compensation (rather than capital gain) in gross income, for the taxable year in which falls the date of such disposition, an amount equal to the lesser of (i) the excess of the amount realized upon the disposition over the amount paid for the shares under the option, or (ii) the excess of the fair market value of the shares at the time the option was granted over the option price. Any additional gain or loss on the disposition would be long-term capital gain or loss. Where a disposition occurs after the holding periods are satisfied, the Company does not get a deduction for ordinary income realized by the employee.

               INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO
                            MATTERS TO BE ACTED UPON

     Carol I. Brownawell is the only person who either has been a director or executive officer of the Company at some time since the beginning of the last fiscal year, is a director nominee, or is an associate of such persons and who is currently eligible to participate in, and receive option grants under, the Purchase Plan: If the amendment to the Purchase Plan is approved by stockholders (Proposal 2), then option grants will likely continue to be a part of the annual compensation paid to Ms. Brownawell. Whether such options are granted, and the terms of any such grants, is in the discretion of the Personnel Committee.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's Directors and executive officers and persons who own more than 10% of the Common Stock file with the Securities and Exchange Commission an initial report of beneficial ownership and subsequent reports of changes in beneficial ownership of the Common Stock. Based solely on a review of copies of such reports furnished to the Company, or on written representations that no reports were required, the Company believes that all Directors and executive officers complied in a timely manner with the filing requirements applicable to them with respect to transactions during the year ended December 31, 2002, except that one Initial Statement of Beneficial Ownership of Securities on Form 3, reporting the appointment of Kevin P. LaTulip to the Company's Board of Directors, was filed late.



                               PERFORMANCE GRAPH

     The performance graph shown below compares the cumulative total return to the Company's stockholders over the most recent 5-year period with both the NASDAQ Composite index (reflecting overall stock market performance) and the NASDAQ Bank Index (reflecting changes in banking industry stocks). Returns are shown on a total return basis, assuming the reinvestment of dividends.

--------------------------------------------------------------------------------
      SHORE BANCSHARES, INC., NASDAQ COMPOSITE INDEX AND NASDAQ BANK INDEX
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                                                          Period Ending
                                                                          -------------
Index                                            1997*       1998       1999       2000       2001       2002
-----
Shore Bancshares, Inc.                         $ 100.00    $ 153.48   $  99.27   $  69.22   $  91.12   $ 122.66
NASDAQ Composite Index                         $ 100.00    $ 139.63   $ 259.13   $ 157.32   $ 124.20   $  85.05
NASDAQ Bank Index                              $ 100.00    $  88.23   $  81.19   $  93.10   $ 102.48   $ 107.11

                                              *Restated for a 100% Stock Dividend in 1998

Assumes $100 invested on January 1, 1998 in the Company, NASDAQ Composite Index and NASDAQ Bank Index.

                              INDEPENDENT AUDITORS

     The accounting firm of Stegman & Company, Certified Public Accountants, has been engaged to audit the books and accounts of the Company for the next fiscal year. Stegman & Company served as the Company's independent auditor in 2002. Stegman & Company has advised the Company that neither the accounting firm nor any of its members or associates has any direct financial interest in or any connection with the Company other than as independent public auditors. A representative of Stegman & Company is expected to be present at this year's
Annual Meeting and will have an opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions.

Audit Fees

     The aggregate estimated fees billed by Stegman & Company for professional services rendered for the audit of the Company's consolidated annual financial statements for the year ended December 31, 2002 and the review of the interim financial statements included in the Company's Forms 10-Q during 2002 was $71,435.

Financial Information Systems Design and Implementation Fees

     For the year ended December 31, 2002, Stegman & Company did not render to the Company any of the professional services with regard to financial information systems design and implementation described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

     The aggregate fees billed for services rendered by Stegman & Company for the year ended December 31, 2002, other than the services described above under "Audit Fees", were $19,926, which includes $14,426 for tax preparation and consulting services. The Audit Committee has determined that the provision of the services covered in "All Other Fees" is compatible with maintaining Stegman & Company's independence.

                              FINANCIAL STATEMENT

     A copy of the Company's annual report containing audited financial statements for the year ended December 31, 2002, accompanies this Proxy Statement. A copy of Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission, may be obtained without charge by visiting our website: www.shbi.net or upon written request to Carol I. Brownawell, Secretary, Shore Bancshares, Inc., 18 East Dover Street, Easton, Maryland 21601.

                  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     To be considered for inclusion in the proxy statement and form of proxy relating to the 2004 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, stockholder proposals must be received at the Company's principal office no later than November 28, 2003 (120 days before the date of mailing based on this year's proxy statement date), and must meet all other requirements for inclusion in the proxy statement. All other stockholder proposals must be received by the Company at its principal office no earlier than January 24, 2004 or later than February 24, 2004 (not more than 90 days nor less than 60 days before the first anniversary of the prior year's annual meeting).

                                 OTHER BUSINESS

     As of the date of this proxy statement, management does not know of any other matters that will be brought before the meeting requiring action of the stockholders. However, if any other matters requiring the vote of the stockholders properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with the discretion of management. The persons designated as proxies will also have the right to approve any and all adjournments of the meeting for any reason.

By Order of the Board of Directors,


W. Moorhead Vermilye
President and CEO
March 28, 2003

                                   APPENDIX A

            Shore Bancshares, Inc. 1998 Employee Stock Purchase Plan
                    Amended and Restated as of March 10, 2003

                             SHORE BANCSHARES, INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN
                   (Amended and Restated as of March 10, 2003)

     1. Purpose. The purpose of this 1998 EMPLOYEE STOCK PURCHASE PLAN ("Plan") is to further the interests of SHORE BANCSHARES, INC., a Maryland corporation, and its subsidiaries (collectively referred to as the "Company") by providing eligible employees the opportunity to acquire an interest in the Company, and to provide additional means of attracting and retaining competent personnel.

     2. Administration. The Plan shall be administered by the Company's Personnel Committee (the "Committee"). Subject to the provisions of the Plan and applicable law, the Committee is authorized to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan and to any options granted thereunder, and to make all other determinations necessary or advisable for the administration of the Plan. No member of the Committee shall vote upon or decide any matter relating to himself or a member of his immediate family or to any of his rights or benefits (or rights or benefits of a member of his immediate family) under the Plan.

     3. Limitation on Aggregate Shares; Adjustments. The Company has reserved 45,000 shares of common stock, par value $.01 per share (the "Shares"), for issuance upon the exercise of options granted under the Plan. Unless otherwise authorized by the Board, options to purchase no more than 4,000 Shares may be granted under the Plan in any calendar year. If any option granted under the Plan shall terminate, be forfeited or expire unexercised, in whole or in part, the Shares so released from option may be made the subject of additional options granted under the Plan. The Company shall reserve and keep available such number of Shares as will satisfy the requirements of all outstanding options granted under the Plan. Appropriate adjustment shall be made to the number of Shares available for the grant of options and the number of Shares which are subject to outstanding options granted under the Plan to give effect to any stock splits, stock dividends, or other relevant changes in the capitalization of the Company occurring after the adoption of the Plan by the Committee. The decision of the Committee as to the amount and timing of any such adjustment shall be conclusive.

     4. Accelerated Exercise.

        (a) Anything in the Plan or in any Option Agreement or any option granted hereunder to the contrary notwithstanding, in the event of the commencement of a tender offer (other than by the Company) for any Shares of the Company, or a sale or transfer, in one or a series of transactions, of assets having a fair market value of 50% or more of the fair market value of all assets of the Company, or a merger, consolidation or share exchange pursuant to which the Shares of the Company are or may be exchanged for or converted into cash, property or securities of another issuer, or the liquidation of the Company (an "Extraordinary Event"), then regardless of whether any option granted pursuant to the Plan has vested or become fully exercisable, all options granted pursuant to the Plan shall immediately vest and become fully exercisable for the full number of Shares subject to any such option.

        (b) The accelerated exercise right pursuant to subsection (a) shall be effective on and at all times after the "Event Date" of the Extraordinary Event. The "Event Date" is the date of the commencement of a tender offer, if the Extraordinary Event is a tender offer, and in the case of any other Extraordinary Event, the day preceding the record date in respect of such Extraordinary Event, or if no record date is fixed, the day preceding the date as of which shareholders of record become entitled to the consideration payable in respect of such Extraordinary Event.

        (c) If in the case of an Extraordinary Event other than a tender offer, notice that is given by an optionee of the exercise of an option pursuant to this Section 4 prior to the Event Date shall be effective on and as of the Event Date. Upon the exercise of an option after the occurrence of an Extraordinary Event, the Company shall issue, on and as of the effective date of such exercise, all Shares with respect to which the option shall have been exercised.

        (d) If an optionee fails to exercise his or her option, in whole or in part, pursuant to this Section upon an Extraordinary Event, or if there shall be any capital reorganization or reclassification of the Shares, the Company shall take such action as may be necessary to enable each optionee to receive such options upon any subsequent exercise of his or her options, in whole or in part, in lieu of Shares, securities or other assets as were issuable or payable upon such Extraordinary Event in respect of, or in exchange for, such Shares.

     5. Participants; Grant of Options.

        (a) Each employee who, as of the end of each calendar year, has (i) completed 6 months of employment with the Company, (ii) who is customarily employed at least 20 hours or more per week, and (iii) who is not a "Highly Compensated Employee," shall be eligible to participate in the Plan ("Eligible Employee"). The Committee may grant to such Eligible Employees options to purchase Shares in such amounts as the Committee shall from time to time determine. Unless otherwise determined by the Committee, options for the purchase of Shares shall be granted on a pro-rata basis using $1,000 multiples of each optionee's base salary, provided that no option shall be granted for underlying fractional Shares, and provided further that the Committee is not required to grant options in any given year. All Eligible Employees shall have the same rights and privileges under the Plan, except that the amount of Shares which may be purchased pursuant to an Option Agreement shall bear a uniform relationship to the total compensation, or the basic or regular rate of compensation, for the calendar year of Eligible Employees. For purposes of this Plan, "Highly Compensated Employees" is defined in Section 414(q) of the Internal Revenue Code of 1986, as amended (the "Code"), and shall include Company employees who had compensation from the Company for the preceding year, in excess of $80,000, as adjusted pursuant to Section 414(q) of the Code. All rules and determinations of the Committee in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances.

        (b) The granting of an option shall take place only when an appropriate written Option Agreement substantially in the form of Exhibit A attached hereto is executed by the Company and the optionee and delivered to the optionee. All options under the Plan shall be evidenced by such written Option Agreement between the Company and the optionee. Such Option Agreement shall contain such further terms and conditions, not inconsistent with the Plan, related to the grant or the time or times of exercise of options as the Committee shall prescribe.

        (c) No Eligible Employee shall be granted an option under the Plan if, immediately after the option was granted, such Eligible Employee would own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company. For purposes of this subsection, stock ownership shall be determined under the ownership attribution rules of Section 424(d) of the Code, and all shares which the Eligible Employee may purchase under any options outstanding shall be treated as stock owned by the Eligible Employee.

        (d) No Eligible Employee shall be granted an option under the Plan which permits his or her right to purchase stock under all employee stock purchase plans (as described in Section 423 of the Code) of the Company to accrue at a rate which exceeds $25,000 of the fair market value of the stock (as determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. Any option granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this subsection. For purposes of this subsection, (i) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year; (ii) the right to purchase stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of the fair market value of such stock (as determined at the time such option is granted ) for any one calendar year; and (iii) a right to purchase stock which has accrued under one option granted pursuant to the plan may not be carried over to any other option.

        (e) An option granted under this Plan shall not result in income upon the receipt of the shares subject to the option to the extent that the optionee (other than the optionee's estate where the optionee is deceased) does not dispose of the Shares (i) two years from and after the date the option is granted, and (ii) one year after the date the Shares are issued to the optionee. In the event of a disposition of Shares received upon exercise of an option where the disposition occurs within two years from the date the option is granted or one year from the receipt of the shares, the optionee shall notify the Secretary of the Company in writing promptly as to the date of such disposition, the sale price (if any), and the number of Shares involved.

     7. Option Price; Fair Market Value.

        (a) The price at which Shares may be purchased upon exercise of an Option shall be equal to 85 percent of the "Fair Market Value" (as hereinafter defined) on the date the option is granted.

        (b) The "Fair Market Value" per Share as of any particular date shall be the closing market price per Share on the trading day immediately preceding such date, as reported on the principal securities exchange or market on which the Shares are then listed or admitted to trading, or if not so reported, the average of the bid and asked prices on the trading date immediately preceding such date as reported by Nasdaq, or if not so reported, as determined by the Committee in good faith.

     7. Exercise Period. Each option granted under the Plan cannot be exercised after the expiration of 27 months from the date such option is granted.


     8. Limitation Upon Transfer of Options. No option shall be transferable by an optionee other than by will and the laws of descent and distribution. Options shall be exercisable only by the optionee during his or her lifetime and only in the manner set forth herein. Options may not be assigned, pledged or hypothecated, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer an option, or to assign, pledge, hypothecate or otherwise dispose of an option in violation of this provision, or upon the levy of any attachment or similar process upon such option or such rights, the option shall immediately lapse and become null and void.


     9. Termination and Forfeiture of Options. In the event of termination of an optionee of employment for cause, all unexercised options of the optionee shall immediately terminate. In the event of the termination of employment of an optionee for any other reason, except the death or disability of the optionee, all unexercised options of the optionee will terminate, be forfeited and will lapse, provided that the optionee, within three months after the optionee's termination of employment with the Company, may exercise the option to purchase that number of Shares that were purchasable by the optionee at the time of his or her termination of employment.

     10. Death or Disability of Optionee. In the event of the death of an optionee, or if an optionee's employment is terminated because of permanent and total disability, the option may be exercised by the personal representative, administrator or a person who acquired the right to exercise any such option by bequest, inheritance or death of the optionee, or by the disabled optionee, as the case may be, within three months after the death of the optionee or termination of his or her employment, as the case may be, to purchase that number of Shares that were purchasable by the optionee at the time of his or her death or disability.

     11. Leaves of Absences. The Committee shall determine such rules, regulations, and determinations as it deems appropriate with respect to leaves of absences taken by any optionee. Without limiting the generality of the foregoing, the Committee shall determine whether any such leave of absence shall constitute a termination of employment or eligibility for purposes of the Plan.


     12. Method of Exercise. To exercise an option, the optionee (or his or her successor) shall give written notice to the Company's Secretary at the Company's principal place of business accompanied by full payment for the Shares being purchased and a written statement that the Shares are purchased for investment and not with a view toward distribution; however, this statement will not be required in the event the Shares subject to the option are registered under the Securities Act of 1933, as amended. If the option is exercised by the successor of an optionee following his or her death, proof shall be submitted, satisfactory to the Committee, of the right of the successor to exercise such deceased optionee's option.

     13. Manner of Payment. An optionee may pay the exercise price for the Shares being purchased either (i) in cash or by check made payable to the order of the Company, (ii) with Shares of the Company, to the extent of their the Fair Market Value on the date of exercise, (iii) by surrender to the Company of options to purchase Shares, to the extent of the difference between the exercise price of such options and the Fair Market Value of the Shares subject to such options (the "spread"), or (iv) a combination of (i), (ii) and (iii) above. The Company shall have the right, and the optionee may require the Company, to withhold and deduct from the number of Shares deliverable upon the exercise of any options hereunder a number of Shares having an aggregate Fair Market Value equal to the amount of any taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the participant.

     14. Share Certificates. Certificates representing Shares issued pursuant to the Plan which have not been registered under the Securities Act of 1933 shall bear a legend to the following effect:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933 and any state securities laws, and may not be assigned, transferred, pledged or otherwise disposed of without registration except upon presentation of evidence satisfactory to the Company that an exemption from registration is available."

          The Company shall not be required to transfer or deliver any certificate or certificates for Shares purchased upon any exercise of an option:
(i) until after  compliance  with all then  applicable  requirements of law; and
(ii) prior to admission of such Shares to listing on any stock exchange on which the Company's outstanding Shares may then be listed. In no event shall the Company be required to issue fractional Shares to an optionee.

          15. Registration. If the Company shall be advised by its counsel that Shares deliverable upon any exercise of an option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for their issuance, the Company may effect such registration or obtain such consent, and delivery of the Shares by the Company may be deferred until registration is effected or consent obtained.

          16. Issuance of Shares. No Shares will be issued until full payment for such Shares has been made. An optionee shall have no rights as a shareholder with respect to optioned Shares until the date the option shall have been properly exercised and all conditions to the exercise of the option and purchase of Shares shall have been complied with in all respects to the satisfaction of the Company. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such option is exercised, except as otherwise provided herein.

          17. Amendments and Termination. The Board may amend, suspend, discontinue or terminate the Plan, but no such action may, without the consent of the holder of any option granted hereunder, alter or impair such option.


          18. Period of Plan. The Plan has been adopted by the Board of the Company on March 3, 1998 subject to approval of the Plan by the stockholders of the Company within 12 months of the date the Plan was adopted. The stockholders of the Company approved the Plan on, and the effective date of the Plan is, April 21, 1998. Unless sooner terminated by the Board, the Plan shall terminate on March 3, 2008.

                                    EXHIBIT A


                        EMPLOYEE STOCK PURCHASE AGREEMENT
                                    under the
                             SHORE BANCSHARES, INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN


     THIS  AGREEMENT  is made this  ____________________,  ____,  by and between
Shore   Bancshares,   Inc.,  a  Maryland   corporation  (the   "Company"),   and
___________________________ (the "Optionee").

     WHEREAS, the Board of Directors of the Company (the "Board") considers it desirable and in the Company's interest that the Optionee be given an opportunity to purchase its shares of common stock, par value $.01 per share ("Shares"), pursuant to the terms and conditions of the Company's 1998 Employee Stock Purchase Plan (the "Plan"), to provide an incentive for the Optionee and to promote the interests of the Company.

     NOW, THEREFORE, it is agreed as follows:

     1. Grant of Option. The Company hereby grants to the Optionee an option to purchase from the Company ________________ Shares ("Option Shares") at the exercise price per Share set forth below. Subject to earlier expiration or termination of the option granted hereunder, this option shall expire 27 months from the date hereof.

     2. Period of Exercise of Option. The Optionee shall be entitled to exercise the option granted hereunder to purchase Option Shares as follows:

                                                                  Exercise
Exercise Date               No. of Shares                      Price Per Share

in each case, together with the number of Option Shares which the Optionee was theretofore entitled to purchase. Appropriate adjustment shall be made to the number of Shares available for the grant of options and the number of Shares which are subject to outstanding options granted under the Plan to give effect to any stock splits, stock dividends, or other relevant changes in the capitalization of the Company occurring after the adoption of the Plan by the Board. The decision of the Committee as to the amount and timing of any such adjustment shall be conclusive.

     3. Accelerated Exercise. In the event of an Extraordinary Event (as defined in the Plan) involving the Company, then regardless of whether any option granted pursuant to the Plan has vested or become fully exercisable, all Option Shares granted hereunder shall immediately vest and become fully exercisable for the full number of Shares subject to such option on and at all times after the "Event Date" (as defined in the Plan) of the Extraordinary Event, in accordance with the terms and conditions described in the Plan.

     4. Exercise Periods. In the event of termination of employment of the Optionee for cause, all unexercised options shall immediately lapse and be forfeited. In the event of the death or disability of the Optionee, or in the event of termination of his or her employment other than for cause, the Plan permits certain extended exercise periods.

     5. Method of Exercise. In order to exercise the Option Shares granted hereunder, the Optionee must give written notice to the Secretary of the Company at the Company's principal place of business, substantially in the form of
Exhibit 1 hereto, accompanied by full payment of the exercise price for the Option Shares being purchased, in accordance with the terms and provisions of the Plan.

     6. Manner of Payment. An Optionee may pay the exercise price for Option Shares purchased hereunder either (i) in cash or by check payable to the order of the Company, (ii) with Shares of the Company, to the extent of their Fair Market Value on the date of exercise, (iii) by surrender to the Company of Options to purchase Shares, to the extent of the difference between the exercise price of such Options and the Fair Market Value of the Shares subject to such options (the "spread"), or (iv) a combination of (i), (ii) and (iii) above. The Company shall have the right, and the Optionee may require the Company, to withhold and deduct from the number of Option Shares deliverable upon the exercise hereof a number of Option Shares having an aggregate Fair Market Value equal to the amount of taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the participant.

     7. Limitation upon Transfer. This option may not be transferred by the Optionee other than by will and the laws of descent and distribution, may not be assigned, pledged or hypothecated, and shall not be subject to execution, attachment or similar process. This option is exercisable only by the Optionee during his or her lifetime, and only in the manner set forth herein. Upon any attempt to transfer this option, or to assign, pledge, hypothecate or otherwise dispose of this option in violation of this provision, or upon the levy of any attachment or similar process upon this option or any rights hereunder, this option shall immediately lapse and become null and void.

     8. Employee Stock Purchase Plan. This option is intended to be treated as an option to purchase shares under an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

     9. Disposition of Shares. In the event of a disposition of the Option Shares received hereunder where the disposition occurs within two years after the date hereof or one year after the receipt of the shares, the Optionee shall notify the Secretary of the Company in writing promptly as to the date of such disposition, the sale price (if any), and the number of Shares involved.

     10. Plan; Applicable Law. This Agreement is subject in all respects to the provisions of the Plan, a copy of which has been provided to the Optionee. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, excluding its provisions relating to conflicts of laws.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal, intending this to be a sealed instrument, as of the date first above written.

ATTEST:                                   SHORE BANCSHARES, INC.

______________________________            By:_____________________________(SEAL)


WITNESS:                                  OPTIONEE:

______________________________            ________________________________(SEAL)

                                   APPENDIX B

                                  Form of Proxy

                             SHORE BANCSHARES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Shore Bancshares, Inc. (the "Company") hereby appoints W. Moorhead Vermilye and Neil R. LeCompte, or either of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders called to convene on Wednesday, April 23, 2003, and at any and all adjournments and postponements thereof:

1.   ELECTION OF CLASS III NOMINEES FOR DIRECTOR

     Class III Nominees (to hold office until 2006 Annual Meeting):

LLOYD L. BEATTY, JR., PAUL M. BOWMAN, JERRY F. PIERSON, W. MOORHEAD VERMILYE

            FOR all of the Nominees      AGAINST all of the Nominees
                   [     ]                          [     ]

(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE OUT THE NOMINEE'S NAME.)

2. TO APPROVE THE AMENDMENT TO THE 1998 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE

   FOR the Amendment of the Plan             AGAINST the Amendment to the Plan
           [     ]                                      [     ]

3.   IN THEIR  DISCRETION  ON SUCH  MATTERS  AS MAY  PROPERLY  COME  BEFORE  THE
MEETING.

Shares represented by all properly executed proxies will be voted in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR the Directors named in the proxy statement and FOR the approval of the amendment to the 1998 Employee Stock Purchase Plan, and in the best discretion of the proxy holders as to any other matters.

[    ]   If you plan to attend the meeting, please
         designate the number that will attend.         Dated ____________, 2003


                                                        ------------------------
                                                        Signature

                                                        ------------------------
                                                        Signature

Please sign as name(s) appear(s) on stock certificate. If jointly held, all owners must sign. Executors, administrators, trustees or persons signing in such capacity should so indicate.